COLONIAL UTILITIES FUND
                   Supplement to the March 30, 1998 Prospectus
                              Revised July 13, 1998

The Fund's Prospectus is amended as follows:

(1) To the front cover of the Prospectus, a new paragraph is added below the Table of Contents as follows:

     This   Prospectus   is   also   available   on-line   at   the   Web   site
     http://www.libertyfunds.com. The SEC maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, materials that are incorporated by reference into this Prospectus and the Statement of Additional Information, and other information regarding the Fund.

(2) The sub-caption "Borrowing of Money" under the caption HOW THE FUND PURSUES ITS OBJECTIVE AND CERTAIN RISK FACTORS is revised in its entirety as follows:

     Borrowing of Money. The Fund may borrow money from banks, other affiliated funds and other entities to the extent permitted by law for temporary or emergency purposes up to 33 1/3% of its total assets.

(3) A new caption and paragraph is added after the last paragraph of the caption HOW THE FUND IS MANAGED as follows:

     YEAR 2000

     The Fund's Advisor, Distributor and Transfer Agent (Liberty Companies) are actively managing Year 2000 readiness for the Fund. The Liberty Companies are taking steps that they believe are reasonably designed to address the Year 2000 problem and are communicating with vendors who provide services, software and systems to the Fund to provide that date-related information and data can be properly processed and calculated on and after January 1, 2000. Many Fund service providers and vendors, including the Liberty Companies, are in the process of making Year 2000 modifications to their software and systems and believe that such modifications will be completed on a timely basis prior to January 1, 2000. The Fund will not pay the cost of these modifications. However, no assurances can be given that all modifications required to ensure proper data processing and calculation on and after January 1, 2000 will be timely made or that services to the Fund will not be adversely affected.

(4) A new sentence is added as the last sentence under the caption HOW THE FUND VALUES ITS SHARES as follows:

     In addition, if the values of foreign securities have been materially affected by events occurring after the closing of a foreign market, the foreign securities may be valued at their fair value.

(5) The following is added to the paragraph "Class A Shares" under the caption HOW TO EXCHANGE SHARES:

     Exchanges of Class A shares are not subject to a contingent deferred sales charge. However, in determining whether a contingent deferred sales charge is applicable to redemptions, the schedule of the fund in which the original investment was made should be used.

(6) Under the caption TELEPHONE TRANSACTIONS the first sentence is revised in its entirety and new second and third sentences are added as follows:

     All shareholders and/or their financial advisors are automatically eligible to exchange Fund shares and to redeem up to $100,000 of Fund shares by calling 1-800-422-3737 toll-free any business day between 9:00 a.m. (Eastern time) and the time at which the Fund values its shares. Telephone redemptions are limited to a total of $100,000 in a 30-day period.
     Redemptions that exceed $100,000 may be accomplished by placing a wire order trade through a broker or furnishing a signature guaranteed request.

(7) Liberty Financial Investments, Inc., the Fund's distributor, changed its name to Liberty Funds Distributor, Inc. (Distributor). The new name will not affect the services the Distributor provides to the Fund. The
     Distributor continues to offer selected investment products managed by subsidiaries of its indirect parent company, Liberty Financial Companies, Inc. (NYSE:L), the indirect parent of the Distributor.

(8) Colonial Investors Service Center, Inc. (Transfer Agent) the Fund's transfer agent, changed its name to Liberty Funds Services, Inc. The new name will not affect the services the Transfer Agent provides to the Fund.

(9) Price Waterhouse LLP, the Fund's independent accountants, changed its name to PricewaterhouseCoopers LLP. The new name will not affect the services the independent accountants provide to the Fund.

UF-36/228G-1198                                                 October 30, 1998
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                             COLONIAL UTILITIES FUND
     Supplement to Statement of Additional Information dated March 30, 1998

The Fund's Statement of Additional Information is amended as follows:

(1)  A Special Meeting of Shareholders of the Fund was held on October 30, 1998.
     The   proposals   received  the  required   approvals   and  are  effective
     immediately:

     (a) The first and sixth policies under the caption FUNDAMENTAL INVESTMENT POLICIES are revised in their entirety as follows:

         The Fund may:

         1. Borrow from banks, other affiliated funds and other entities to the extent permitted by applicable law, provided that the Fund's borrowings shall not exceed 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law;

         6. Make loans (a) through lending of securities, (b) through the purchase of debt instruments or similar evidences of indebtedness typically sold privately to financial institutions, (c) through an interfund lending program with other affiliated funds provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of its total assets (taken at market value at the time of such loans) and (d) through repurchase agreements; and

     (b) The Fund's fundamental investment policy regarding illiquid assets is deleted from the caption FUNDAMENTAL INVESTMENT POLICIES and a new policy is added under the caption OTHER INVESTMENT POLICIES as follows:

         As non-fundamental investment policies which may be changed without a shareholder vote, the Fund may not:

         3. Invest more than 15% of its net assets in illiquid assets.

     (c) A new sentence has been added under the caption OTHER INVESTMENT POLICIES to specify that the Fund may be organized under a master fund/feeder fund structure as follows:

         Notwithstanding the investment policies and restrictions of the Fund, the Fund may invest all or a portion of its investable assets in investment companies with substantially the same investment objective, policies and restrictions as the Fund.

     (d) John V. Carberry, Salvatore Macera, Thomas E. Stitzel and Anne-Lee Verville have been elected as new trustees.

John V. Carberry1, Age 51, is Senior Vice President of Liberty Financial Companies, Inc. (formerly Managing Director, Salomon Brothers (investment banking) from January 1988 to January 1998).

Salvatore Macera, Age 67, is a Private Investor (formerly Executive Vice President of Itek Corp. and President of Itek Optical & Electronic Industries, Inc. (electronics)). Trustee: Liberty Variable Investment Trust, Stein Roe Variable Investment Trust.

Thomas E. Stitzel, Age 58, is Professor of Finance, College of Business, Boise State University (higher education); Business consultant and author. Trustee:
Liberty Variable Investment Trust, Stein Roe Variable Investment Trust.

Anne-Lee Verville, Age 51, is a Consultant (formerly General Manager, Global Education Industry from 1994 to 1997, and President, Applications Solutions Division from 1991 to 1994, IBM Corporation (global education and global applications)).

The following table sets forth the compensation paid to Messrs. Macera and Stitzel in their capacities as Trustees of Liberty Variable Investment Trust
(LVIT), which offers nine funds: Colonial Growth and Income Fund, Variable Series; Stein Roe Global Utilities Fund, Variable Series; Colonial International Fund for Growth, Variable Series; Colonial U.S. Stock Fund, Variable Series; Colonial Strategic Income Fund, Variable Series; Newport Tiger Fund, Variable Series; Liberty All-Star Equity Fund, Variable Series, Colonial Small Cap Value Fund, Variable Series and Colonial High Yield Securities Fund, Variable Series, for serving during the fiscal year ended December 31, 1997:

                                                    Total Compensation From LVIT
                                                  and Investment Companies which
Trustee          Aggregate 1997 Compensation(2(    are Series of LVIT in 1997(3)
-------           ---------------------------      ---------------------------
Salvatore Macera             $12,500                           $33,500
Thomas E. Stitzel             12,500                            33,500

(2) Stephen E. Gibson is President of the Colonial Funds. He replaces Harold W. Cogger. Mr. Gibson is 45 years old and has been Chairman of the Board since July, 1998, Chief Executive Officer and President since December 1996, and President of Funds since June, 1998; Director, since July 1996 of the Advisor (formerly Executive Vice President from July, 1996 to December,
     1996); Director, Chief Executive Officer and President of TCG since December, 1996 (formerly Managing Director of Marketing of Putnam Investments, June, 1992 to July, 1996).

(3) Nancy L. Conlin is Secretary of the Colonial Funds. She replaces Michael H. Koonce. Ms. Conlin is 44 years old and has been Secretary of the Funds since April, 1998 (formerly Assistant Secretary from July, 1994 to April,
     1998), is Director, Senior Vice President, General Counsel, Clerk and Secretary of the Advisor since April, 1998 (formerly Vice President, Counsel, Assistant Secretary and Assistant Clerk from July, 1994 to April,
     1998), Vice President - Legal, General Counsel and Clerk of TCG since April, 1998 (formerly Assistant Clerk from July, 1994 to April, 1998).

(4) William D Ireland, Jr., George L. Shinn and Sinclair Weeks, Jr., retired as Trustees of the Trust effective April 24, 1998.

(5) The following paragraph is added under the caption MANAGEMENT OF THE FUNDS:

     The Trustees have the authority to convert the Funds into a master fund/feeder fund structure. Under this structure, a Fund may invest all or a portion of its investable assets in investment companies with substantially the same investment objectives, policies and restrictions as the Fund. The primary reason to use the master fund/feeder fund structure is to provide a mechanism to pool, in a single master fund, investments of different investor classes, resulting in a larger portfolio, investment and administrative efficiencies and economies of scale.

(6) Liberty Financial Investments, Inc., the Fund's distributor, changed its name to Liberty Funds Distributor, Inc. (Distributor). The new name will not affect the services the Distributor provides to the Fund. The
     Distributor continues to offer selected investment products managed by subsidiaries of its indirect parent company, Liberty Financial Companies, Inc. (NYSE:L), the indirect parent of the Distributor.

(7) Colonial Investors Service Center, Inc.(Transfer Agent), the Fund's transfer agent, changed its name to Liberty Funds Services, Inc. (Transfer Agent). The new name will not affect the services the Transfer Agent provides to the Fund.

(8) Price Waterhouse LLP, the Fund's independent accountants, changed its name to PricewaterhouseCoopers LLP. The new name will not affect the services the independent accountants provide to the Fund.


UF-39/251G-1198
October 30, 1998



--------
1 Mr. Carberry is an "interested person," as defined in the Investment Company Act of 1940, because of his affiliation with Liberty Financial Companies, Inc., an indirect majority-owned subsidiary of Liberty Mutual Insurance Company.

2 Consists  of Trustee  fees in the amount of (i) a $5,000 annual  retainer,
(ii) a $1,500 meeting fee for each meeting attended in person and (iii) a $500 meeting fee for each telephone meeting.

3 Includes Trustee fees paid by LVIT and by Stein Roe Variable Investment Trust.
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